Exhibit 99.1

A Global Phase 1/2 Clinical Trial of Systemic Gene Transfer of scAAV9.U1a.hSGSH for MPS IIIA: Safety, Tolerability, and Efficacy Kevin M. Flanigan, MD Center for Gene Therapy Nationwide Children’s Hospital Columbus, OH 1

Disclosure Information ASGCT 2017 Kevin Flanigan, MD I have the following financial relationships to disclose: Consultant for Sarepta Therapeutics; PTC Therapeutics; Audentes ; Tivorsan ; Marathon; Italafarmico . Grant/Research support from CureDuchenne ; Ben’s Dream/The Sanfilippo Research Foundation; The Children’s Medical Research Foundation; The Sanfilippo Children’s Research Foundation; Cure Sanfilippo Foundation; the National Institutes of Health (NINDS and NIAMS) Clinical trial site principal investigator Abeona Therapeutics; PTC Therapeutics; BioMarin ; Akashi; NIH; Sarepta . - and - I will discuss the following off label use and/or investigational use in my presentation: scAAV9.U1a.hSGSH for mucopolysaccharidosis type IIIA 2

Sanfilippo Syndrome (MPSIII) Sanfilippo syndromes (MPS IIIA & IIIB) are inherited monogenic disorders that cause lysosomal enzyme deficiency • Two most common forms, each categorized by a deficient enzyme: - MPS IIIA ( SGSH ) - MPS IIIB ( NAGLU ) • Results in abnormal accumulation of glycosaminoglycans (GAGs) (sugars) • Aggressive behavior, seizures, loss of speech/vision, inability to sleep • 70% of children with MPS III do not reach age 18 No approved treatments available • Incidence is estimated to be 1 in 70,000 births 3 Normal cell Cell with lysosome deficiency

Intravenous Administration of AAV9 as route and vector of choice for MPS gene therapy • Systemic delivery of AAV9 demonstrated safety in Non - Human - Primates (n=8) for MPS IIIB up to 6 months • AAV9 efficiently crosses the blood - brain - barrier • Expressed in multiple CNS cell types • Demonstrated CNS pathology reduction • Systemic delivery (versus intracranial) has resulted in transduction of peripheral affected tissues (liver, spleen, etc.) 4 Brain scAAV9 - GFP expression in brain 3 weeks after intravenous injection of 1.0x10 13 vgp /kg into 3 year old cynomolgous macaque Ref: Bevan 2011 Mol Ther 19(11):1971 - 80 Murrey 2014 Hum Gen Ther Clin Dev 25:72 - 84.

Clinical Trial Readiness: The NCH MPSIII Natural History Study • 25 subjects: 15 MPS IIIA and 10 MPS IIIB • Assessments at 0, 6, and 12 months • Established standards for biochemical (serum and CSF) studies and volumetric (MRI) relevant to the clinical trial • Validated neurocognitive and behavior outcome measures for MPS III clinical trials Natural History Studies of Mucopolysaccharidosis; IRB13-00330 Page 16 of 28 The Leiter International Performance Scale. The Leiter-3 64 measures nonverbal IQ, and does not require any verbal response . There are 4 subtests: Figure Ground, Form Completion, Classification/Analogies, and Sequential Order. Children under the age of 2.5 were administered the Leiter-R 65 and scores were transformed to Leiter-3 equivalents. 64 There is a decline in nonverbal IQ as a function of age until most subjects reach the test floor by age 6 to 8 years (Figure 5). Several subjects exhibited a “floor effect” at one or more visits, unable to perform above the minimum level for a valid score on the measure. However, most subjects have completed at least 2 assessments with this instrument, allowing for assessment of interval change (Figure 5 and Table 6). All subjects able to complete the assessment at least twice showed a decline of several points, either from 0 to 6 or 0 to 12 months, with the exception of those subjects already scoring near the floor of the test. The only subject who had an improved score at the end of the study was young MPS-22, who also showed small gains in the Vineland Composite score and several Mullen Subdomains during the course of the study (Figures 5-7 and Table 6). The youngest IIIA subject was able to complete a Leiter- R at 2.6 years of age at the 6 month visit for a nonverbal IQ score of 84, which converted to a Leiter-3 nonverbal IQ score of 87 (in the normal range) (Figure 5). Her decline of 44 nonverbal IQ points between the 6 and 12 month visits (Figure 5) was not consistent with the smaller decrease of 10 in her Vineland Composite Score and a gain of 1 month developmental age on her averaged Mullen Scores over that interval (Table 6) and may be explained by fluctuations in attention and motivation during testing. Otherwise, changes in the individual cognitive measures over time correlated fairly well. Figure 5. Intra-subject change in Leiter-3 nonverbal IQ over 6 month intervals (n=21). Due to inability to perform test in some subjects; 4 subjects were scored at one, 9 scored at two, and 8 scored at three timepoints. Normal range (partially shown and shaded) is 85 to 115. The lowest score possible is 30. Three subjects were unable to complete the test at any visit, a fourth was unable to complete it through two visits and withdrew for Month 12. Report Date 30/Dec/2015 CONFIDENTIAL Natural History Studies of Mucopolysaccharidosis; IRB13-00330 Page 18 of 28 The Vineland Adaptive Behavior Scales Similar to both the Leiter-3 and the Mullen, the Vineland Adaptive Behavior Scale 69 composite score declines with increasing subject age (Figure 7). The Vineland Adaptive Behavior Scale, conducted by structured parental interview, was added to the protocol after the first 15 baseline visits. By this time preliminary analysis had revealed that the Adaptive Behavior Assessment System (ABAS II) 72 , a parent questionnaire form, was resulting in a significant floor effect in this population and would be of little use in discerning progression versus response to treatment in future clinical trials. Achenbach Child Behavior Checklist The Child Behavior Checklist 70 provided scattered results on assessment of behavior problems (Figure 8). Data on 24 individuals at baseline demonstrated significant internalizing problems (anxiety, depression, social problems) in 7 and externalizing problems (aggression, attention, rule breaking) in 9 individuals. The mean CBCL total score at each visit was 60, with a standard deviation of either 5 or 7 points. A possible trend for improvement with increasing age is seen, which may reflect worsening of the dementia and improvement in behavior due to loss of skills and therefore inability to manifest problem behaviors. The utility of the CBCL in this population as an assessment of change over time is doubtful. Figure 7. Intra-subject change in Vineland Composite standard score over 6 month intervals (n=25). Due to late addition of the test and subject withdrawals, 3 subjects were assessed at one, 16 subjects at two, and 6 subjects at three timepoints. Normal range (partially shown and shaded) is 85 to 115. The lowest possible score is 20. Figure 8. Baseline Achenbach Child Behavior Checklist Total Score versus age (n=24). Normal range (shaded) is 35 to 65, with >65 being abnormal and indicative of behavioral problems. Report Date 30/Dec/2015 CONFIDENTIAL Leiter - 3 Nonverbal - IQ Score over 6 months. Normal range of unaffected children is shown shaded. Vineland Scale - Behavior Assessments over 1 year Normal range of unaffected children is shown shaded. Truxal et al (2016) Mol Genet Metab , 119(3):239 - 248 5

Phase I/II gene transfer clinical trial of scAAV9.U1a.hSGSH for Mucopolysaccharidosis (MPS) IIIA ClinicalTrials.gov : NCT02716246 • Phase 1/2 open - label, dose - escalation clinical trial - Cohort 1 : 5 X 10 12 vg/kg (n=3 subjects): ages 6.5, 7.0 and 5.4 - Cohort 2 : 1 X 10 13 vg/kg (n=3 subjects): ages 2.9, 2.5 and 3.2 - Cohort 3 : 3 x 1 0 13 vg/kg (4 patients enrolled): ages 5.2, 2.3, 4.9 and 8.0 - will enroll 4 - 5 additional patients at three global sites: US, Spain and Australia 6 Primary Outcome Determination of safety based on the development of unacceptable toxicity: defined as the occurrence of two or more unanticipated Grade III or higher treatment - related toxicity. Secondary Outcomes  Reduction in CSF and/or urinary HS and/or GAG  Increase in CSF and serum SGSH enzyme activity levels  Reduced liver and spleen volumes at 6 and/or 12 months after treatment, as measured by magnetic resonance imaging (MRI)  Improved adaptive functioning, or arrest of decline in adaptive functioning, as assessed by parent report using the Vineland Adaptive Behavior Scale  Improved cognitive ability or arrest of cognitive deterioration at 6 and/or 12 months after treatment, as measured by direct testing of the child using the Leiter International Performance Scale and the Mullen Scales of Early Learning

Dosing and short - term monitoring • Day - 1: subjects receive first dose of oral prednisolone elixir at 1 mg/kg/day. • Day 0: subjects receive gene transfer delivered under sedation within the Procedure Center over 15 minutes. • First 48 hours: Subjects are monitored in the Pediatric Intensive Care Unit (PICU) for 24 hours, then discharged to the neurology service (hospital floor) for monitoring for another 24 hours prior to discharge • Discharged on oral prednisolone elixir 7

No drug - related serious adverse events (SAE) through >3,100 days cumulative post - injection Most common non - serious adverse events (AE): • Irritability (n=6), attributed to prednisolone therapy • Vomiting (n=5), judged unrelated/unlikely related • Upper respiratory infection (n=5), judged unrelated/unlikely related • ALT elevations (n=4), resolved (n=3) and resolving/recovering (n=1), judged possibly/probably related • Cushingoid facial fullness (n=4), attributed to prednisolone therapy • Thrombocytopenia (n=4), judged unlikely/possibly related – All platelet changes resolved by Day 30 (n=3), except one, still ongoing 8

AAV9 Capsid Peptide Pool 1 AAV9 Capsid Peptide Pool 2 AAV9 Capsid Peptide Pool 3 hSGSHPeptide Pool 1 hSGSHPeptide Pool 2 Subject C Subject A Subject B S c r e e n i n g D a y - 1 D a y 1 D a y 7 D a y 1 4 D a y 3 0 D a y 4 5 D a y 6 0 D a y 7 5 D a y 9 0 O f f s t e r o i d M o n t h 6 M o n t h 1 2 0 25 50 75 100 125 150 0 25 50 75 100 125 150 MPS-IIIA-02 Day U / L Last steroid dose Begin taper S c r e e n i n g D a y - 1 D a y 1 D a y 7 D a y 1 4 D a y 3 0 D a y 4 5 D a y 6 0 D a y 7 5 D a y 9 0 O f f s t e r o i d M o n t h 6 M o n t h 1 2 0 25 50 75 100 125 150 0 25 50 75 100 125 150 MPS-IIIA-03 Day U / L Last steroid dose Begin taper S c r e e n i n g D a y - 1 D a y 1 D a y 1 D a y 7 D a y 1 4 D a y 3 0 D a y 4 5 D a y 6 0 D a y 7 5 D a y 9 0 D a y 9 0 O f f s t e r o i d M o n t h 6 M o n t h 1 2 M o n t h 1 8 0 25 50 75 100 125 150 0 25 50 75 100 125 150 MPS-IIIA-01 Day U / L Begin taper Last steroid dose Cohort 1 Serum transaminases and ELISpot remain stable through 12 months post - injection S c r e e n i n g D a y - 1 D a y 7 D a y 1 4 D a y 3 0 D a y 6 0 D a y 9 0 D a y 9 0 M o n t h 6 M o n t h 9 M o n t h 1 2 M o n t h 1 8 0 50 100 150 Day S F U / 1 e 6 c e l l s S c r e e n i n g D a y - 1 D a y 7 D a y 1 4 D a y 3 0 D a y 6 0 D a y 9 0 M o n t h 6 M o n t h 1 2 M o n t h 1 8 0 50 100 150 MPS - IIIA - 02 Day S F U / 1 e 6 c e l l s S c r e e n i n g D a y - 1 D a y 7 D a y 1 4 D a y 3 0 D a y 6 0 D a y 9 0 M o n t h 6 M o n t h 1 2 0 50 100 150 S F U / 1 e 6 c e l l s Subject C Subject A Subject B ELISpots LFTs

S c r e e n i n g D a y - 1 D a y 1 D a y 7 D a y 1 4 D a y 3 0 D a y 4 5 D a y 6 0 D a y 7 5 D a y 9 0 M o n t h 6 M o n t h 1 2 0 25 50 75 100 125 150 0 25 50 75 100 125 150 MPS-IIIA-07 Day U / L Last steroid dose Begin taper S c r e e n i n g D a y - 1 D a y 1 D a y 7 D a y 1 4 D a y 3 0 D a y 4 5 D a y 6 0 D a y 7 5 D a y 9 0 M o n t h 6 M o n t h 1 2 0 25 50 75 100 125 150 0 25 50 75 100 125 150 MPS-IIIA-06 Day U / L Last steroid dose Begin taper S c r e e n i n g D a y - 1 D a y 1 D a y 7 D a y 1 4 D a y 3 0 D a y 4 5 D a y 6 0 D a y 7 5 D a y 9 0 M o n t h 6 M o n t h 1 2 0 25 50 75 100 125 150 0 25 50 75 100 125 150 MPS-IIIA-05 Day U / L Last steroid dose Begin taper S c r e e n i n g D a y - 1 D a y 7 D a y 1 4 D a y 3 0 D a y 6 0 D a y 9 0 M o n t h 6 M o n t h 1 2 0 50 100 150 MPS - IIIA - 06 Day S F U / 1 e 6 c e l l s S c r e e n i n g D a y - 1 D a y 7 D a y 1 4 D a y 3 0 D a y 6 0 D a y 9 0 M o n t h 6 M o n t h 1 2 0 50 100 150 Day S F U / 1 e 6 c e l l s S c r e e n i n g D a y - 1 D a y 7 D a y 1 4 D a y 3 0 D a y 6 0 D a y 9 0 M o n t h 6 0 50 100 150 S F U / 1 e 6 c e l l s M o n t h 1 2 Subject G Subject E Subject F Cohort 2 Serum transaminases and ELISpot remain stable through 6 months post - injection ELISpots LFTs Subject G Subject E Subject F AAV9 Capsid Peptide Pool 1 AAV9 Capsid Peptide Pool 2 AAV9 Capsid Peptide Pool 3 hSGSHPeptide Pool 1 hSGSHPeptide Pool 2

Begin taper Begin taper S c r e e n i n g D a y - 1 D a y 1 D a y 7 D a y 1 4 D a y 3 0 D a y 4 5 D a y 6 0 D a y 7 5 D a y 9 0 0 25 50 75 100 125 150 175 200 0 25 50 75 100 125 150 175 200 MPS - IIIA - 09 Day U / L M o n t h 6 M o n t h 1 2 Begin taper S c r e e n i n g D a y - 1 D a y 1 D a y 7 D a y 1 4 D a y 3 0 D a y 4 5 D a y 6 0 D a y 7 5 D a y 9 0 0 25 50 75 100 125 150 0 25 50 75 100 125 150 003 - 001 Day U / L M o n t h 6 M o n t h 1 2 Begin taper Subject I Subject K Subject H Subject J Subject I Subject H Subject J S c r e e n i n g D a y - 1 D a y 7 D a y 1 4 0 50 100 150 002 - 002 S F U / 1 e 6 c e l l s D a y 3 0 D a y 6 0 D a y 9 0 M o n t h 6 M o n t h 1 2 S c r e e n i n g D a y - 1 D a y 7 D a y 1 4 D a y 3 0 D a y 6 0 D a y 9 0 0 50 100 150 003 - 001 S F U / 1 e 6 c e l l s M o n t h 6 M o n t h 1 2 S c r e e n i n g D a y - 1 D a y 7 D a y 1 4 D a y 3 0 D a y 6 0 0 50 100 150 S F U / 1 e 6 c e l l s D a y 9 0 M o n t h 6 M o n t h 1 2 Subject K Cohort 3 Serum transaminases and ELISpot remain stable through Day 60 post - injection ELISpots LFTs

Durable, Time and Dose - dependent Reduction in CSF Heparan Sulfate 12 - 25.8% - 58.7% - 69.3% - 48.8% - 57.1% - 64.4% -80% -70% -60% -50% -40% -30% -20% -10% 0% Day 30 Day 180 Day 360 % Reduction in CSF Heparan sulfate (HS) Cohort 1 Cohort 2 Cohort 3 All Cohorts/ timepoints are n=3 except Cohort 1 Day 360 (n=2)

13 Durable, Time and Dose - dependent Reduction in Urine Heparan Sulfate - 64.2% - 64.2% - 54.2% - 29.2% - 29.2% - 54.0% - 65.2% - 63.1% - 55.0% - 91.9% - 73.4% - 94.9% -110% -100% -90% -80% -70% -60% -50% -40% -30% -20% -10% 0% Day 30 Day 60 Day 90 Day 180 Day 360 % Reduction in Urine Heparan sulfate (HS) Cohort 1 Cohort 2 Cohort 3 All Cohorts/ timepoints are n=3 except Cohort 1 Day 360 (n=2) Cohort 2 Day 180 (n=2) Cohort 3 Day 60 (n=4) Cohort 3 Day 90 (n=1)

14 Durable, Time and Dose - dependent Reduction in Urine Total GAG - 60.4% - 51.5% - 30.7% - 30.6% - 18.3% - 37.4% - 55.9% - 45.4% - 39.9% - 61.5% - 58.3% - 68.2% -100% -90% -80% -70% -60% -50% -40% -30% -20% -10% 0% Day 30 Day 60 Day 90 Day 180 Day 360 % Reduction in Urine Total GAG Cohort 1 Cohort 2 Cohort 3 All Cohorts/ timepoints are n=3 except Cohort 1 Day 360 (n=2) Cohort 2 Day 180 (n=2) Cohort 3 Day 60 (n=4) Cohort 3 Day 90 (n=1)

Cohort 1 % Normal Liver Volume Subject A Subject B Subject C Screening ϮϮϱй 202% ϮϮϱй Day 30 ϭϴϯй ϭϳϰй ϭϱϳй Day 180 ϭϰϳй ϭϱϬй ϭϭϵй Day 360 ϭϰϳй 149% ϭϭϲй Cohort 2 % Normal Liver Volume Subject D Subject E Subject F Screening 211% 194% 183% Day 30 171% 157% 168% Day 180 151% 140% 138% Durable, Time and Dose - dependent Reduction in Liver Volume by MRI Cohort 3 % Normal Liver Volume Subject G Subject H Subject I Screening 234% 151% 198% Day 30 158% 134% 154% - 46% - 79% - 80% - 31% - 53% - 46% -100% -90% -80% -70% -60% -50% -40% -30% -20% -10% 0% Day 30 Day 180 Day 360 Absolute % Change Cohort 1 Cohort 2 Cohort 3

16 Cohort 1: Evidence for Neurocognitive Stabilization ( Leiter ) Compared to Natural History Study at 1 Year Follow - Up NHS C1 age equivalent group (n=8): • age 4.2 - 6.4 years • Mean decline for 12 observations over six month periods *Cohort 1 (n=2): • 1 subject was unable to be assigned a valid score at baseline and was assigned the test’s floor value • 1 subject was unable receive a valid scored at either baseline or month 12 and was excluded from the analysis NHS C1 Age Match

17 Cohort 2: Neurocognitive Stabilization ( Leiter ) in 2 of 3 Subjects Compared to Natural History Study at 6 - months Follow - Up NHS C2 age equivalent group (n=3): • age 2.1 - 2.8 years • Mean decline for 3 observations over six month periods

18 Cohort 1: Stabilization (Vineland) of Adaptive Behavior Compared to Natural History Study at 1 Year Follow - Up NHS C1 age equivalent group (n=9): • age 4.2 - 6.4 years • Mean decline for 12 observations over six month periods

19 Cohort 2: Adaptive Behavior (Vineland) Compared to Natural History Study at 6 - months Follow - Up NHS C2 age equivalent group (n=3): • age 2.1 - 2.8 years • Mean decline for 3 observations over six month periods

Systemic delivery of scAAV9.U1a.hSGSH for MPSIIIA is well tolerated and demonstrates a biological effect • Well - tolerated following systemic delivery in 10 subjects through > 3,100 follow - up days • Evidence of efficacy , including: – Decreased CSF GAGs (HS fragments) at 30, 180 and 360 days – Diminished liver volumes at 30, 180 and 360 days – Decreased urinary GAGs (HS fragments and Total GAGs) at 30, 180 and 360 days – Preliminary evidence for stabilization or improvement of some cognitive functions at 6 months after treatment • 2 of 3 subjects in Cohort 1 improved neurocognitive scores at 1 year compared to NHS • 2 of 3 subjects in Cohort 2 improved neurocognitive scores at 6 months compared to NHS • Dosing in Cohorts 2 and 3 demonstrate time - and dose - dependent biological effect 20

Further demonstration of Systemic AAV9 Safety and Efficacy in Phase 1/2 Clinical Trial for MPS IIIB ~300 fold increased enzyme activity In plasma post gene transfer 0% - 60% -70% -60% -50% -40% -30% -20% -10% 0% Screening Day 30 % Decrease in Plasma Heparan sulfate from baseline (pmol/mL) Cohort 1 (n=1) 0% - 31% - 54% - 69% -80% -70% -60% -50% -40% -30% -20% -10% 0% Screening Day 7 Day 14 Day 30 % Decrease urine Heparan sulfate from baseline (umol/mmol creatinine) Cohort 1 (n=1) 0% - 50% -60% -50% -40% -30% -20% -10% 0% Screening Day 30 % Decrease in CSF Heparan sulfate from baseline (pmol/mL) Cohort 1 (n=1)

Acknowledgments • Nick Smith, MD, Ph.D – PI – Adelaide • Maria Couce , MD – PI – Santiago de Compostella • Maria Castro , MD – Sub - Investigator, Santiago de Compostella • Kristen Truxal, MD – Co - Investigator, NCH • Kim McBride, MD – Co - Investigator, NCH • Maria Fuller, Ph.D – Director, SA Pathology • Doug McCarty, PhD • Haiyan Fu, PhD • Tabatha Simmons, PhD • Shawn Aylward , MD • Kelly McNally, PhD • Krista Kunkler • Federica Rinaldi, PhD We gratefully thank all of the MPS patient and family community for participation in and support of our studies. 22 This study is sponsored by Abeona Therapeutics